UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2025

MIRA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41765	85-3354547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Brickell Avenue, Suite 1950 #1183
Miami, Florida 33131
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (786) 432-9792

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MIRA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

MIRA Pharmaceuticals Announces Oral Mira-55 Outperformed Injected Morphine in Normalizing Pain and Reducing Inflammation, Supporting Its Planned IND for Chronic Inflammatory Pain

Findings show oral Mira-55 fully normalized pain and significantly reduced inflammation, supporting IND plans and reinforcing MIRA’s position in a $70 billion non-opioid pain market.

On October 15, 2025, MIRA Pharmaceuticals, Inc. (the “Company”) announced new preclinical data for Mira-55, its proprietary non-psychotropic marijuana analog, showing that oral administration of Mira-55 normalized pain and significantly reduced inflammation, outperforming injected morphine in an established animal model of chronic inflammatory pain.

This study marks the first time inflammation was directly measured alongside pain in the Mira-55 program. In the Company’s prior study, only pain sensitivity was assessed, with both Mira-55 and morphine administered by injection. The new data demonstrate that orally administered Mira-55 provided superior pain normalization and direct anti-inflammatory effects, while morphine produced only partial and indirect inflammation reduction.

Key observations from the study include:

●	Pain normalization: Oral Mira-55 restored pain thresholds to baseline levels and outperformed injected morphine in reversing formalin-induced pain sensitivity.
●	Inflammation reduction: Mira-55 significantly reduced paw edema, confirming a direct CB2-receptor-mediated anti-inflammatory mechanism, whereas morphine reduced swelling only partially through indirect, centrally mediated effects.
●	Oral advantage: Mira-55’s efficacy via oral administration highlights a potential clinical convenience compared with morphine, which required injection to achieve its effects.

Reducing inflammation is fundamental to treating pain effectively. Inflammation drives nerve sensitization and amplifies pain signaling. Opioids block pain perception in the brain but do not treat inflammation, while NSAIDs address inflammation but carry safety concerns. By directly targeting inflammation through CB2 receptor activation, Mira-55 addresses both the cause and the perception of pain, offering a differentiated dual mechanism for chronic inflammatory pain conditions.

These findings support the Company’s plan to pursue an Investigational New Drug (IND) application for chronic inflammatory pain and strengthen the scientific basis for advancing Mira-55 within its non-opioid pain franchise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIRA PHARMACEUTICALS, INC.

Dated: October 15, 2025	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer